MANAGERS AMG FUNDS

Essex Small Cap Growth Fund
(formerly Burridge Small Cap Growth Fund)

Supplement dated April 1, 2005
to the Prospectus dated October 1, 2004

The following information supplements and supersedes any information to the contrary relating to Essex Small Cap Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information dated October 1, 2004.

Prior Subadvisor Reorganization

Prior to January 1, 2005, The Burridge Group, LLC (“Burridge”) served as the Subadvisor to the Fund pursuant to a subadvisory agreement between The Managers Funds LLC (the “Investment Manager”) and Burridge (the “Burridge Agreement”). Effective as of the close of business on December 31, 2004 (the “Effective Time”), Burridge completed a reorganization transaction (the “Reorganization”) with Essex Investment Management Company, LLC (“Essex”), an affiliate of Burridge. As part of the Reorganization, Burridge transferred the assets and personnel associated with a portion of its portfolio management business, including Nancy Prial, Burridge’s Chief Investment Officer, and the portfolio management team responsible for providing subadvisory services to the Fund.

Recognizing that the Reorganization may be deemed to constitute an “assignment” (as such term is defined in the Investment Company Act of 1940, as amended) of the Burridge Agreement, and in order to maintain continuity in the subadvisory services provided to the Fund, on December 3, 2004, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended), unanimously approved the termination of the Burridge Agreement and unanimously approved an interim subadvisory agreement between the Investment Manager and Essex (the “Essex Agreement”) with terms and conditions substantially the same as the Burridge Agreement, both effective as of the Effective Time. Accordingly, as of the Effective Time, Essex serves as the Subadvisor to the Fund and exercises day-to-day responsibility for managing the Fund’s portfolio. Ms. Prial and the members of the portfolio management team led by her continue to manage the Fund’s portfolio as employees of Essex.

Under the terms of the Essex Agreement, Fund shareholders must approve a new subadvisory agreement before May 30, 2005 in order for Essex to serve as the Fund’s Subadvisor beyond that date. The Trust currently intends to call a meeting of Fund shareholders (the “Special Meeting”) prior to May 30, 2005 to seek shareholder approval of (a) the Essex Agreement, and (b) an ongoing subadvisory agreement with Essex to be effective from the date of shareholder approval going forward. The Fund will file a proxy statement with the Securities and Exchange Commission regarding approval of the foregoing subadvisory agreements and will provide shareholders with a definitive proxy statement containing more detailed information regarding the subadvisory agreements and the transaction described above prior to the Special Meeting. Shareholders are urged to read the definitive proxy statement when it becomes available.

Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc., an indirect subsidiary of which is the Managing Member of the Investment Manager, is the Managing Member of, and indirectly owns a majority interest in, Essex. As of September 30, 2004, Essex had assets under management of $5.3 billion. Ms. Prial came to Essex as of the Effective Time; prior to that, she was Chief Investment Officer of Burridge from March 1998 to December 2004, and a Senior Portfolio Manager with American Century Investors from February 1994 to March 1998.

Related Name Changes

In connection with these changes, the Fund changed its name from “Burridge Small Cap Growth Fund” to “Essex Small Cap Growth Fund” effective as of January 1, 2005.

At a meeting held on March 3, 2005, the Board of Trustees of the Fund approved a change in the name of the Fund from “Essex Small Cap Growth Fund” to “Essex Small/Micro Cap Growth Fund” effective as of April 1, 2005.

April 1, 2005